UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report: March 18, 2004 (Date of earliest event reported: December 30, 2003)

Mission Broadcasting, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-6291602	51-0388022
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

409 Lackawanna Avenue

Scranton, PA 18503

(Address of Principal Executive Offices, including Zip Code)

(570) 961-2222

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

The Company is amending its filing on Form 8-K/A dated March 15, 2004 to include signed opinions and make any necessary changes.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

In connection with Mission Broadcasting, Inc.’s (“Mission”) acquisition of Mission Broadcasting of Amarillo, Inc. (“Mission of Amarillo”) and VHR Broadcasting, Inc. (“VHR Inc.”), which was consummated on December 30, 2003 (the “Acquisition”), registrant hereby amends its current report on Form 8-K filed on January 15, 2004 to make available the consolidated financial statements and pro forma financial information in connection with the Acquisition.

(a)	Financial Statements of Businesses Acquired.

Audited consolidated financial statements of VHR Inc. and Mission of Amarillo as of December 31, 2002 and 2001 and for the periods ended December 31, 2002, 2001 and 2000, and unaudited consolidated interim financial statements of VHR Inc. and Mission of Amarillo as of September 30, 2003 and for the periods ended September 30, 2003 and 2002 filed as Exhibit 99.1 and 99.2 hereto.

(b)	Pro Forma Financial Information.

Unaudited Pro Forma consolidated financial statements of Mission, VHR Inc. and Mission of Amarillo as of September 30, 2003 and for the nine months ended September 30, 2003 and 2002, and the twelve months ended December 31, 2002, 2001 and 2000, filed as exhibit 99.3 hereto.

(c)	Exhibits.

Exhibit No.	Description
99.1	Audited consolidated financial statements of VHR Broadcasting, Inc. as of December 31, 2002 and 2001 and for the periods ended December 31, 2002, 2001 and 2000 and unaudited consolidated interim financial statements of VHR Broadcasting, Inc. as of September 30, 2003 and for the periods ended September 30, 2003 and 2002.

99.2	Audited consolidated financial statements of Mission Broadcasting of Amarillo, Inc. as of December 31, 2002 and 2001 and for the periods ended December 31, 2002, 2001 and 2000 and unaudited consolidated interim financial statements of Mission Broadcasting of Amarillo Inc. as of September 30, 2003 and for the periods ended September 30, 2003 and 2002.

99.3	Unaudited Pro Forma consolidated financial statements of Mission VHR Inc. and Mission of Amarillo as of September 30, 2003 and for the nine months ended September 30, 2003 and 2002, and the twelve months ended December 31, 2002, 2001 and 2000.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MISSION BROADCASTING, INC.

Date: March 18, 2004	By:	/s/ David S. Smith
	Name:	David S. Smith
	Title:	President

EXHIBIT INDEX

99.1	Audited consolidated financial statements of VHR Broadcasting, Inc. as of December 31, 2002 and 2001 and for the periods ended December 31, 2002, 2001 and 2000 and unaudited consolidated interim financial statements of VHR Broadcasting, Inc. as of September 30, 2003 and for the periods ended September 30, 2003 and 2002.

99.2	Audited consolidated financial statements of Mission Broadcasting of Amarillo, Inc. as of December 31, 2002 and 2001 and for the periods ended December 31, 2002, 2001 and 2000 and unaudited consolidated interim financial statements of Mission Broadcasting of Amarillo Inc. as of September 30, 2003 and for the periods ended September 30, 2003 and 2002.

99.3	Unaudited Pro Forma consolidated financial statements of Mission VHR Inc. and Mission of Amarillo as of September 30, 2003 and for the nine months ended September 30, 2003 and 2002, and the twelve months ended December 31, 2002, 2001 and 2000.